                             SEMIANNUAL REPORT
                             APRIL 30, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.

                             FUND TYPE
                             Global stock

                             OBJECTIVE
                             Long-term growth of capital

                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                            (LOGO)

Prudential Pacific Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Pacific Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily (normally at least 80% of the Fund's net assets plus borrowings made for investment purposes) in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 4/30/02
25.7%  Korea
23.1  Japan
15.9  Taiwan
11.0  Australia
10.0  Hong Kong
 5.5  Malaysia
 3.5  Singapore
 0.7  Thailand
 0.7  India
 3.9 Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 4/30/02
5.4% Samsung Electronics Co., Ltd.
     Electronic Components
3.8  Kookmin Bank
     Banks
2.9  Nissan Motor Co., Ltd.
     Automotive
2.8  Taiwan Semiconductor
     Manufacturing Co., Ltd.
     Electronic Components
2.7  Toyota Motor Corp.
     Automotive
2.6  Takeda Chemical Industries, Ltd.
     Drugs & Healthcare
2.5  Hang Seng Bank, Ltd.
     Banks
2.4  Samsung Fire & Marine Ins. Co., Ltd.
     Insurance
2.3  Sony Corp.
     Electronics
2.3  Hon Hai Precision Industry Co., Ltd.
     Electronics

Holdings are subject to change.

The Prudential Pacific Growth Fund's benchmark has changed to the Morgan Stanley Capital
International (MSCI) All Country (AC) Pacific
Free Index because this Index better reflects the countries that the investment adviser seeks to position the portfolio in, based on the Fund's mandate.

          www.prudential.com  (800) 225-1852

Semiannual Report  April 30, 2002

Cumulative Total Returns1  As of 4/30/02

                                           Six Months  One Year    Five Years    Since Inception2
Class A                                      10.83%     -9.23%       -43.73%         -7.15%
Class B                                      10.54      -9.97        -46.18         -14.21
Class C                                      10.48     -10.04        -45.88         -49.10
Class Z                                      10.66      -9.11        -43.44         -45.47
Lipper Pacific Region Funds Avg.3            13.47      -9.77        -24.89           ***
MSCI AC Asia Pacific Free Gross Index4       11.09     -11.79        -21.85           ****
MSCI AC Pacific Free Index5                  10.21     -13.30        -26.94           *****

Average Annual Total Returns1  As of 3/31/02

                                       One Year   Five Years  Since Inception2
Class A                                -11.18%      -11.70%      -1.22%
Class B                                -11.87       -11.73       -1.50
Class C                                 -9.16       -11.66       -8.47
Class Z                                 -6.38       -10.69       -9.39

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2
Inception dates: Class A and Class B, 7/24/92;
Class C, 8/1/94; and Class Z, 3/1/96. 3 The
Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper
Pacific Region Funds category. Funds in the
Lipper Pacific Region Funds Average concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. 4 The MSCI AC Asia
Pacific Free Gross Index is an unmanaged, weighted index comprising approximately 950 securities listed on the stock exchanges of Australia, China (free), Hong Kong, India,
Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. 5 The MSCI AC Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure international equity market performance. The Index comprises securities from the following developed and emerging market countries: Australia, China, Hong Kong,
Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and
Thailand.

Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI
Indexes would be lower if they included the effect of sales charges or taxes.

*** Lipper Since Inception returns are 31.20% for Class A and Class B, -20.00% for Class C, and -23.62% for Class Z, based on all funds in each share class.

**** MSCI AC Asia Pacific Free Gross Index
Since Inception returns are 13.99% for Class A and Class B, -33.91% for Class C, and -32.97% for Class Z, based on all funds in each share class.

***** MSCI AC Pacific Free Index Since
Inception returns are 0.96% for Class A and
Class B, -40.03% for Class C, and -38.49% for
Class Z, based on all funds in each share
class.
                                1

(LOGO)                  June 14, 2002

DEAR SHAREHOLDER,
The Prudential Pacific Growth Fund has a strong six-month return to report. This was in part due to an economic recovery in the Pacific
Region that helped drive its inexpensively priced stocks higher. However, while strong stock selection helped your Fund outperform its benchmark MSCI All Country (AC) Pacific Free
Index, some other funds' earlier commitments to the region's economic recovery drove the average return of its Lipper Pacific Region peer group to an even higher level.

Optimism about any economy was not common during the six-month review period. While international investors detected signs of an economic recovery, including renewed activity in some industries, they had little conviction that what they saw was real without the clear prospect for a broad rise in corporate profitability. Moreover, a few large bankruptcies and the lax corporate oversight that made them possible eroded investor confidence in U.S. stocks. As a result, the major international indexes fluctuated throughout the period--up in November 2001, sharply down in January 2002, and up again in February 2002.
Whether the news was good or bad, the market response tended to be swift.

Your Fund's investment adviser gives a more detailed view of the investing environment, as well as the Fund's performance and the prospects in the Pacific Region in the following report.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Semiannual Report  April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET AND PERFORMANCE
In a generally lackluster global investing environment, Pacific Region stocks stood out over the six months ended April 30, 2002. One reason was that share prices already had fallen so low that events such as the bankruptcy of Enron and the questions it raised about financial reporting had little impact on the markets. Another reason was that many companies in the Pacific Region tend to be early leaders in an economic recovery because they provide the raw materials and components that more advanced economies need to ramp up production of their more complicated products.

A third reason Pacific Region stocks performed so well was that most global investors had been avoiding the region for some time. When they began to sense a market recovery, they moved money into Pacific Region stocks. Many of these markets rise substantially with the injection of relatively small amounts of investment money.

The Fund's return reflects significant gains on several individual stocks in Korea, particularly automobile and electronic component companies. This was true, too, of Japan, where we focused on well-run, globally oriented firms such as Nissan Motor (see
Comments on Largest Holdings), Sony, Toyota
Motor, and Canon. The Fund also benefited from an underweighted position in Japan, which was, on average over the period, 28% of the portfolio versus 63% of the MSCI AC Pacific
Free Index.

Usually, country factors such as domestic, economic, and political conditions are the most significant variables in this region, but over this period, the strength of consumer spending, the weakness in telecommunications services and equipment companies, and the weakness in technology were global factors. The benefits of the early stage of an economic recovery and the emergence of stronger domestic markets applied to most of the Pacific Region, with the exception of Japan's domestic market.
Moreover, the technical factors of low initial share prices and rising global interest in Pacific Region stocks also were region-wide.

Prudential Pacific Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02
---------------------------------------------------------------------
5.4% Samsung Electronics Co., Ltd./Electronic Components
     Samsung Electronics is the global leader in liquid crystal displays and computer memory chips, and is the low-cost manufacturer of the latter. We expect rising prices and recovering demand to drive record profits in 2002. Even if the price of commodity memory chips weakens again, they are expected to be only a small part of 2002 sales. More than half of the company's revenues come from products used in wireless telecommunications equipment, which is in strong demand in Korea.

3.8  Kookmin Bank/Banks
     Kookmin, Korea's leading bank, is the product of a merger between the retail bank Kookmin and the mortgage leader H&CB. Its management reports good progress integrating the firms.
     Earnings grew an impressive 21% in 2001. It has improved its return on equity, and has recently brought in consultants to review its business development in a number of areas, including credit cards.

2.9  Nissan Motor Co., Ltd./Automotive
     Nissan's new management under Carlos Ghosn has cut costs dramatically, severed the old Japan ties, and aligned management's goals with those of the shareholders. Nissan will launch more new vehicles over the next 18 months than any other major auto firm.
     Its three-year revival plan is one year ahead of schedule, and it plans to increase sales by a million units in the next three years. We think this is achievable.

2.8 Taiwan Semiconductor Manufacturing Co., Ltd./Electronic Components Taiwan Semiconductor is the world's leading contract manufacturing foundry for semiconductor (computer) chips. It has a reputation for producing high volumes on schedule. We expect it to maintain its leading position at least for the next two years.
     Prices are strengthening because almost 90% of the industry's high-end production capacity is in use, while launches of new personal computer and telecommunications equipment products are expected soon.

2.7  Toyota Motor Corp./Automotive
     Toyota Motor is the world's third largest auto manufacturer, with geographically diversified sales. Toyota is gaining U.S. market share because of its consistent quality and the weak yen. Japanese sales are improving, and European losses have fallen dramatically. Profits for Toyota's fiscal year ended March 2002 were up
     31%. It has returned 87% of its profits to shareholders in the form of dividends and share repurchases.

     Holdings are subject to change.

    www.prudential.com  (800) 225-1852

Semiannual Report  April 30, 2002

CONSUMERS DROVE GROWTH
Consumer spending was the healthiest part of the global economy during the past recession.
The rise of consumer demand in the Pacific
Region countries adds a new element to this story. It could be the beginning of a long-term growth trend in these countries that is not completely dependent on exports. If so, this could be a historic turning point for the Pacific Region, which has not had self-sustaining domestic economies.

One consumer item in high demand was
automobiles, which, when combined with the fact that Pacific Region auto manufacturers had already been gaining market share in the United States, led to strong industry performance over the period. On an individual stock basis, Nissan Motor (Japan) was one of the largest contributors to the Fund's return.
In addition to the factors already mentioned, Nissan is benefiting from a restructuring regime--cutting costs and reducing the number of Japanese suppliers--installed by Carlos Ghosn, its first non-Japanese president. Moreover, its new models have received excellent reviews.
Nissan is now making a profit for the first time in several years. Hyundai Motor (Korea), Toyota Motor (Japan, see Comments on Largest
Holdings), and Mazda Motor (Japan) also were contributors to performance.

Consumer demand for electronic goods such as
DVDs and digital cameras has helped the
suppliers of components for these electronic
devices. The Fund had particularly significant
contributions from its position in United
Microelectronics (Taiwan), which makes memory
chips. Its shares also benefited from their
low initial price and a renewed investor interest
in Taiwan stocks. Samsung Electronics (Korea, see
Comments on Largest Holdings) was another large
contributor. Its position as the largest stock
in the MSCI Korea Index and as the best-managed
company in Korea, in the view of many, also
boosted its share price. Other beneficiaries
from the upswing in electronics included
Taiwan Semiconductor Manufacturing (see Comments
on Largest Holdings).
                                            5

Prudential Pacific Growth Fund, Inc.

Semiannual Report  April 30, 2002

We are particularly pleased with the large share-price increase for Venture Manufacturing, a Singapore-based electronics contract manufacturer. Contract manufacturers are the producers of products that are designed and marketed by firms that own the brands. There are relatively few shares of Venture on the market, as most are owned by the founding family. We were able to buy a position from the family because of our local expertise. The
Fund's investment adviser has been in the region for a long time, and is viewed as a domestic investor, not foreign.

DOMESTIC CONSUMERS FUELED FINANCIAL FIRMS
The increase in consumer spending in the Pacific Region created new markets for financial firms. Banks, such as Kookmin Bank (see Comments on Largest
Holdings), United Overseas Bank, and Hang Seng
Bank, benefited from consolidation in the industry and an increase in consumer borrowing.
Credit card issuers are doing well. Once consumers buy goods, they want to protect them.
Insurers such as Samsung Fire & Marine also were among the largest contributors to the Fund's return.

MINING AND METALS FEED REVIVING ECONOMIES
The Fund also had positive contributions from companies making the materials that are consumed by growing economies. Newcrest Mining
(Australia, gold) made the largest of these contributions.

WHAT DIDN'T WORK
No single investment had a substantial negative impact on the Fund. The largest impact came from Nikon, which is not as competitive in the growing digital camera market as it is in film cameras. We sold our position.

        www.prudential.com  (800) 225-1852

We also had a loss on Hyundai Securities. We think Hyundai is an excellent long-term investment benefiting from the rising Asian interest in investing. We were not the only investors to have this opinion, and its share price "got a little ahead of itself," as investment professionals say. That means that it rose faster than the company's earnings were likely to grow. The share price experienced a correction during this reporting period, but we are confident that it will rise again.

LOOKING AHEAD
We continue to harbor doubts about Japan, so we are focusing on blue-chip investments and limiting our overall exposure to the country.
We reduced our exposure to Australia, not because anything is wrong with Australia, but because it is essentially a developed country that has neither the volatility nor the growth potential that characterizes most of the region. We overweight it when things look bad and reduce our exposure when there are more exciting possibilities elsewhere.

We think the positive trends that drove the market upward over this reporting period will continue, but there may be a period of consolidation after the large share-price gains of the past few months. Over the long term, however, the growth trend is now well established, and Pacific Region stocks are still bargain-priced compared to growth stocks in the United States and Europe.

Prudential Pacific Growth Fund Management Team

                        SEMIANNUAL REPORT
                        APRIL 30, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.


                        FINANCIAL STATEMENTS

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Australia  11.0%
     150,000    Aurion Gold, Ltd.                                     $      258,535
     117,000    AWB, Ltd.(a)                                                 241,863
     102,000    Billabong International, Ltd.                                465,524
      30,000    Commonwealth Bank of Australia                               529,151
     192,000    Newcrest Mining, Ltd.                                        659,788
     120,000    QBE Insurance Group, Ltd.                                    471,001
      13,500    Rio Tinto, Ltd.                                              261,676
      63,000    Santos, Ltd.                                                 198,565
      74,500    Suncorp-Metway, Ltd.                                         502,822
      85,000    Westpac Banking Corp., Ltd.                                  741,187
     158,000    WMC, Ltd.                                                    781,339
      48,500    Woodside Petroleum, Ltd.                                     352,341
                                                                      --------------
                                                                           5,463,792
-------------------------------------------------------------------------------------
Hong Kong  10.0%
     206,000    CLP Holdings, Ltd.                                           808,242
     296,000    Esprit Holdings, Ltd.                                        569,293
     110,500    Hang Seng Bank, Ltd.                                       1,260,971
     764,500    Hong Kong & China Gas Co., Ltd.                              955,729
     229,000    Hong Kong Electric Holdings, Ltd.                            869,120
     230,000    Johnson Electric Holdings, Ltd.                              349,461
      82,000    Li & Fung, Ltd.                                              131,425
                                                                      --------------
                                                                           4,944,241
-------------------------------------------------------------------------------------
India  0.7%
      25,000    Reliance Industries, Ltd. (GDR)                              315,250
-------------------------------------------------------------------------------------
Japan  23.1%
       8,750    AIFUL Corp.                                                  607,184
      23,000    Canon, Inc.                                                  881,308
      12,000    Fuji Photo Film Co., Ltd.                                    381,308
     133,000    Mazda Motor Corp.                                            397,757
       3,600    Murata Manufacturing Co., Ltd.                               227,944
       7,500    Nintendo Co., Ltd.                                         1,051,402

    See Notes to Financial Statements                                      9

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     190,000    Nissan Motor Co., Ltd.                                $    1,461,993
       3,700    ORIX Corp.                                                   306,892
       6,400    Promise Co., Ltd.                                            337,445
      57,000    Ricoh Co., Ltd.                                            1,063,201
      20,900    Sony Corp.                                                 1,123,130
      29,000    Takeda Chemical Industries, Ltd.                           1,269,314
       8,000    Takefuji Corp.                                               578,193
      24,000    Tonen General Sekiyu K.K.                                    181,122
      48,400    Toyota Motor Corp.                                         1,319,314
      10,000    Yamanouchi Pharmaceutical Co., Ltd.                          275,701
                                                                      --------------
                                                                          11,463,208
-------------------------------------------------------------------------------------
Korea  25.7%
       5,550    Cheil Jedang Corp.                                           239,318
      24,890    Daishin Securities Co.                                       449,118
       6,200    Hite Brewery Co., Ltd.                                       347,359
      28,500    Hyundai Motor Co., Ltd.                                    1,057,146
      64,500    Hyundai Securities Co.(a)                                    465,040
      41,200    Kookmin Bank                                               1,875,260
      24,500    Koram Bank(a)                                                232,874
      16,200    KT Corp. (ADR)                                               366,930
      15,000    KT Freetel(a)                                                447,433
         510    Kumgang Korea Chemical Co., Ltd.                              57,540
       1,100    NCsoft Corp.                                                 191,260
       2,050    Pacific Corp.                                                236,834
       9,000    Samsung Electronics Co., Ltd.                              2,656,775
      17,750    Samsung Fire & Marine Insurance Co., Ltd.                  1,200,205
       8,500    Samsung SDI Co., Ltd.                                        738,959
      26,000    Samsung Securities Co., Ltd.(a)                              874,000
       1,900    Shinsegae Co., Ltd.                                          314,942
       5,113    SK Telecom Co., Ltd.                                         993,717
           1    SK Telecom Co., Ltd. (ADR)                                        21
                                                                      --------------
                                                                          12,744,731
-------------------------------------------------------------------------------------
Malaysia  5.5%
      86,000    AMMB Holdings Berhad                                         135,788
      75,000    Berjaya Sports Toto Berhad                                   181,577

    10                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     108,000    Genting Berhad                                        $      443,364
     100,000    IOI Corp. Berhad                                             168,419
     320,000    Magnum Corp. Berhad                                          250,103
     122,000    Malayan Banking Berhad                                       295,365
      92,000    Perusahaan Otomobil Nasional Berhad                          273,576
     242,000    Public Bank Berhad                                           249,639
      95,000    Resorts World Berhad                                         262,497
      25,000    Tanjong PLC                                                   70,394
     445,000    Technology Resources Industries Berhad(a)                    312,668
      32,000    UMW Holdings Berhad                                           75,789
                                                                      --------------
                                                                           2,719,179
-------------------------------------------------------------------------------------
Singapore  3.5%
      74,000    Oversea-Chinese Banking Corp., Ltd.                          530,991
      73,000    United Overseas Bank, Ltd.                                   580,226
      68,000    Venture Manufacturing, Ltd.                                  638,072
                                                                      --------------
                                                                           1,749,289
-------------------------------------------------------------------------------------
Taiwan  15.9%
     140,000    Advanced Semiconductor Engineering, Inc.(a)                  133,080
      49,756    Ambit Microsystems Corp.                                     225,017
     212,000    Asustek Computer, Inc.                                       766,391
     172,000    Benq Corp.                                                   393,882
     145,000    Chinatrust Commercial Bank                                   128,226
     180,000    CMC Magnetics Corp.                                          146,215
     220,000    Compeq Manufacturing Co., Ltd.(a)                            386,566
     125,000    Formosa Plastic Corp.                                        146,186
     167,000    Fubon Financial Holding Co., Ltd.(a)                         170,290
      65,000    Gigabyte Technology Co., Ltd.                                172,255
     256,000    Hon Hai Precision Industry Co., Ltd.                       1,120,867
      16,000    MediaTek, Inc.                                               300,957
     650,000    National Securities Corp.                                    305,191
      82,000    Quanta Computer, Inc.                                        276,357
      29,000    Realtek Semiconductor Corp.                                  136,162
     125,000    Ritek Corp.                                                  130,343
     118,000    Sunplus Technology Co., Ltd.                                 407,881
     232,000    Taipei Bank                                                  161,724

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     560,000    Taiwan Semiconductor Manufacturing Co., Ltd.(a)       $    1,411,454
     645,000    United Microelectronics Corp.(a)                             984,705
                                                                      --------------
                                                                           7,903,749
-------------------------------------------------------------------------------------
Thailand  0.7%
     500,000    PTT Public Co., Ltd.                                         343,891
                                                                      --------------
                Total long-term investments (cost $42,987,944)            47,647,330
                                                                      --------------
SHORT-TERM INVESTMENTS  0.1%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$         46    Joint Repurchase Agreement Account,
                 1.93%, 5/1/02 (cost $46,000; Note 5)                         46,000
                                                                      --------------
                Total Investments  96.2%
                 (cost $43,033,944; Note 6)                               47,693,330
                Other assets in excess of liabilities  3.8%                1,904,728
                                                                      --------------
                Net Assets  100%                                      $   49,598,058
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
ADR--American Depositary Receipt.
GDR--Gross Depositary Receipt.
PLC--Public Limited Company.
    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of April 30, 2002 was as follows:

Electronic Components.............................................   22.3%
Banks.............................................................   13.6
Financial Services................................................    9.8
Automotive........................................................    9.2
Electronics.......................................................    6.5
Mining............................................................    4.0
Electrical Utilities..............................................    3.4
Insurance.........................................................    3.4
Leisure & Tourism.................................................    3.4
Drugs & Healthcare................................................    3.1
Apparel & Textiles................................................    2.7
Telecommunication Services........................................    2.3
Computer Networks.................................................    2.0
Gas Utilities.....................................................    1.9
Hotels, Restaurants & Leisure.....................................    1.9
Oil & Gas Exploration/Production..................................    1.8
Food & Beverage...................................................    1.2
Diversified Operations............................................    0.7
Energy Equipment & Services.......................................    0.7
Retail............................................................    0.6
Cosmetics & Toiletries............................................    0.5
Chemicals.........................................................    0.4
Software..........................................................    0.4
Merchandising.....................................................    0.3
Other.............................................................    0.1
                                                                    -----
                                                                     96.2
Other assets in excess of liabilities.............................    3.8
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----
    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $43,033,944)                             $  47,693,330
Foreign currency, at value (cost $484,014)                                 487,023
Cash                                                                        43,840
Receivable for Fund shares sold                                          2,816,528
Dividends and interest receivable                                          168,874
Receivable for investments sold                                            119,620
Other assets                                                                 6,768
                                                                    --------------
      Total assets                                                      51,335,983
                                                                    --------------
LIABILITIES
Payable for Fund shares reacquired                                       1,273,890
Accrued expenses                                                           340,440
Payable for investments purchased                                           58,909
Management fee payable                                                      30,890
Distribution fee payable                                                    20,658
Withholding taxes payable                                                   13,138
                                                                    --------------
      Total liabilities                                                  1,737,925
                                                                    --------------
NET ASSETS                                                           $  49,598,058
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $       6,695
   Paid-in capital in excess of par                                     89,238,039
                                                                    --------------
                                                                        89,244,734
   Net investment loss                                                    (257,394)
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (44,053,006)
   Net unrealized appreciation on investments and foreign
      currencies                                                         4,663,724
                                                                    --------------
Net assets, April 30, 2002                                           $  49,598,058
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($30,743,524 / 4,062,950 shares of common stock issued and
      outstanding)                                                           $7.57
   Maximum sales charge (5% of offering price)                                 .40
                                                                    --------------
   Maximum offering price to public                                          $7.97
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($14,834,127 / 2,081,429 shares of common stock issued and
      outstanding)                                                           $7.13
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($2,660,030 / 371,162 shares of common stock issued and
      outstanding)                                                           $7.17
   Sales charge (1% of offering price)                                         .07
                                                                    --------------
   Offering price to public                                                  $7.24
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,360,377 / 179,518 shares of common stock issued and
      outstanding)                                                           $7.58
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS
Income
   Dividends (net of foreign withholding taxes of $20,710)           $    420,414
   Interest                                                                33,097
                                                                    --------------
      Total income                                                        453,511
                                                                    --------------
Expenses
   Management fee                                                         184,697
   Distribution fee--Class A                                               37,673
   Distribution fee--Class B                                               78,010
   Distribution fee--Class C                                               11,690
   Custodian's fees and expenses                                          132,000
   Transfer agent's fees and expenses                                     129,000
   Reports to shareholders                                                120,000
   Registration fees                                                       35,000
   Legal fees and expenses                                                 25,000
   Audit fee                                                               20,000
   Directors' fees                                                          5,000
   Miscellaneous                                                            1,169
                                                                    --------------
      Total operating expenses                                            779,239
   Loan interest expense                                                    1,867
                                                                    --------------
      Total expenses                                                      781,106
                                                                    --------------
Net investment loss                                                      (327,595)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (2,778,829)
   Foreign currency transactions                                         (308,724)
                                                                    --------------
                                                                       (3,087,553)
                                                                    --------------
  Net change in unrealized appreciation/depreciation on:
   Investments                                                          8,799,948
   Foreign currencies                                                     250,344
                                                                    --------------
                                                                        9,050,292
                                                                    --------------
Net gain on investments and foreign currencies                          5,962,739
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  5,635,144
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months            Year
                                                       Ended              Ended
                                                   April 30, 2002    October 31, 2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $    (327,595)    $   (1,015,868)
   Net realized loss on investments and foreign
      currency transactions                            (3,087,553)       (33,132,395)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                            9,050,292         12,783,183
                                                   --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                         5,635,144        (21,365,080)
                                                   --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                       39,545,736        164,362,944
   Cost of shares reacquired                          (43,834,916)      (205,697,807)
                                                   --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                     (4,289,180)       (41,334,863)
                                                   --------------    ----------------
Total increase (decrease)                               1,345,964        (62,699,943)
NET ASSETS
Beginning of period                                    48,252,094        110,952,037
                                                   --------------    ----------------
End of period(a)                                    $  49,598,058     $   48,252,094
                                                   --------------    ----------------
                                                   --------------    ----------------
------------------------------
(a) Includes undistributed net investment income
    of:                                             $          --     $       70,201
                                                   --------------    ----------------
                                                   --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last reported sale price on such exchange system or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;
    18

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are
                                                                          19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates may differ from actuals.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF'). The subadvisory agreement provides that JF furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JF is obligated to keep certain books and records of the Fund. PI paid for the services of JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and
    20

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the six months ended April 30, 2002.

      PIMS has advised the Fund that it received approximately $3,200 and $200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2002, it received approximately $28,900 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Fund incurred fees of approximately $101,400 for the services of PMFS. As of April 30, 2002 approximately $16,400 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. (PSI), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended April 30, 2002 was approximately $17,000 and is included in transfer agent's fees and expenses in the statement of operations.
                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments,for the six months ended April 30, 2002 were $34,776,747 and $41,262,216, respectively.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2002, the Fund had a ..01% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $46,000 in principal amount. As of such date, each repurchase agreements in the joint account and the collateral therefor were as follows:

      Banc of America Securities LLC, 1.93%, in the principal amount of $208,580,000, repurchase price $208,591,182, due 5/01/02. The value of the collateral including accrued interest was $212,751,600.

      Goldman, Sachs & Co., 1.93% in the principal amount of $208,000,000, repurchase price $208,011,151 due 5/01/02. The value of the collateral including accrued interest was $212,160,000.

      JP Morgan, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,879.

      UBS Warburg, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,164,883.

Note 6. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $40,447,000 of which $6,178,000 expires in 2006 and $34,269,000 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
    22

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2002 were as follows:

                                                            Total Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $43,312,487         $6,219,094         $1,838,251         $4,380,843

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

     The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                   2,559,202    $  18,491,577
Shares reacquired                                            (2,910,389)     (21,338,790)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (351,187)      (2,847,213)
Shares issued upon conversion from Class B                      221,718        1,638,603
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (129,469)   $  (1,208,610)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  11,654,875    $  97,997,818
Shares reacquired                                           (14,423,772)    (124,923,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,768,897)     (26,925,562)
Shares issued upon conversion from Class B                    1,792,668       15,404,950
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (976,229)   $ (11,520,612)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     861,891    $   5,929,716
Shares reacquired                                            (1,073,448)      (7,445,838)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (211,557)      (1,516,122)
Shares reacquired upon conversion into Class A                 (235,063)      (1,638,603)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (446,620)   $  (3,154,725)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,543,492    $  20,766,403
Shares reacquired                                            (3,609,714)     (29,821,278)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,066,222)      (9,054,875)
Shares reacquired upon conversion into Class A               (1,887,063)     (15,404,950)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,953,285)   $ (24,459,825)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     464,473    $   3,208,059
Shares reacquired                                              (428,737)      (2,990,508)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    35,736    $     217,551
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,255,670    $  18,222,589
Shares reacquired                                            (2,569,425)     (21,177,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (313,755)   $  (2,954,519)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   1,623,252    $  11,916,384
Shares reacquired                                            (1,611,304)     (12,059,780)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    11,948    $    (143,396)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   3,351,409    $  27,376,134
Shares reacquired                                            (3,570,222)     (29,776,041)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (218,813)   $  (2,399,907)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the six months ended April 30, 2002. The average daily balance the Fund had outstanding during the six months was approximately $136,289 at a weighted average interest rate of approximately 2.76%.
                                                                          25

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   6.83
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .78
                                                                      --------
      Total from investment operations                                     .74
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   7.57
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          10.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 30,744
Average net assets (000)                                              $ 30,388
Ratios to average net assets:
   Total expenses(c)                                                      2.90%(d)
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     2.90%(d)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.65%(d)
   Net investment income (loss)                                          (1.05)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               73%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Not annualized for periods of less than one full year.
    26                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class A(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $   9.70             $  14.01             $   9.14             $  12.22             $  15.86
    --------             --------             --------             --------             --------
        (.09)                (.09)                (.04)                 .06                  .02
       (2.78)               (4.01)                4.99                (1.88)               (3.31)
    --------             --------             --------             --------             --------
       (2.87)               (4.10)                4.95                (1.82)               (3.29)
    --------             --------             --------             --------             --------
          --                 (.16)                (.08)                  --                   --
          --                 (.05)                  --                 (.40)                  --
          --                   --                   --                 (.86)                (.35)
    --------             --------             --------             --------             --------
          --                 (.21)                (.08)               (1.26)                (.35)
    --------             --------             --------             --------             --------
    $   6.83             $   9.70             $  14.01             $   9.14             $  12.22
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (29.59)%             (29.82)%              55.11%              (15.53)%             (21.32)%
    $ 28,615             $ 50,141             $ 49,338             $ 22,624             $ 35,860
    $ 34,919             $ 53,389             $ 31,281             $ 26,845             $ 73,942
        2.60%                1.60%                1.72%                1.70%                1.48%
        2.58%                1.57%                1.72%                1.70%                1.42%
        2.33%                1.32%                1.47%                1.45%                1.17%
       (1.12)%               (.70)%               (.34)%                .63%                 .14%
         158%                  93%                 104%                  94%                  81%

    See Notes to Financial Statements                                     27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   6.45
                                                                      --------
Income from investment operations
Net investment loss                                                       (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .74
                                                                      --------
      Total from investment operations                                     .68
                                                                      --------
Less distributions
Distributions from net investment income                                    --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   7.13
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          10.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 14,834
Average net assets (000)                                              $ 15,731
Ratios to average net assets:
   Total expenses                                                         3.65%(c)
   Operating expenses, including distribution and service
      (12b-1) fees                                                        3.65%(c)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.65%(c)
   Net investment loss                                                   (1.85)%(c)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class B(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $   9.30             $  13.50             $   8.79             $  11.77             $  15.40
    --------         ----------------     ----------------         --------         ----------------
        (.15)                (.19)                (.12)                (.01)                (.09)
       (2.70)               (3.87)                4.84                (1.82)               (3.19)
    --------         ----------------     ----------------         --------         ----------------
       (2.85)               (4.06)                4.72                (1.83)               (3.28)
    --------         ----------------     ----------------         --------         ----------------
          --                 (.09)                (.01)                  --                   --
          --                 (.05)                  --                 (.29)                  --
          --                   --                   --                 (.86)                (.35)
    --------         ----------------     ----------------         --------         ----------------
          --                 (.14)                (.01)               (1.15)                (.35)
    --------         ----------------     ----------------         --------         ----------------
    $   6.45             $   9.30             $  13.50             $   8.79             $  11.77
    --------         ----------------     ----------------         --------         ----------------
    --------         ----------------     ----------------         --------         ----------------
      (30.72)%             (30.40)%              54.28%              (16.32)%             (21.84)%
    $ 16,314             $ 51,004             $107,769             $ 74,457             $128,694
    $ 28,834             $ 96,019             $ 85,193             $ 91,983             $244,462
        3.35%                2.35%                2.47%                2.45%                2.23%
        3.33%                2.32%                2.47%                2.45%                2.17%
        2.33%                1.32%                1.47%                1.45%                1.17%
       (1.90)%              (1.43)%              (1.09)%               (.12)%               (.61)%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 6.49
                                                                      -------
Income from investment operations
Net investment loss                                                      (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          .74
                                                                      -------
      Total from investment operations                                    .68
                                                                      -------
Less distributions
Distributions from net investment income                                   --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 7.17
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         10.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $2,660
Average net assets (000)                                               $2,358
Ratios to average net assets:
   Total expenses                                                        3.65%(c)
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.65%(c)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.65%(c)
   Net investment loss                                                  (1.80)%(c)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class C(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
     $ 9.30               $13.50               $ 8.79               $11.77               $15.40
    -------              -------              -------              -------              -------
       (.15)                (.19)                (.12)                (.01)                (.09)
      (2.66)               (3.87)                4.84                (1.82)               (3.19)
    -------              -------              -------              -------              -------
      (2.81)               (4.06)                4.72                (1.83)               (3.28)
    -------              -------              -------              -------              -------
         --                 (.09)                (.01)                  --                   --
         --                 (.05)                  --                 (.29)                  --
         --                   --                   --                 (.86)                (.35)
    -------              -------              -------              -------              -------
         --                 (.14)                (.01)               (1.15)                (.35)
    -------              -------              -------              -------              -------
     $ 6.49               $ 9.30               $13.50               $ 8.79               $11.77
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
     (30.29)%             (30.40)%              54.28%              (16.32)%             (21.84)%
     $2,176               $6,040               $7,073               $1,654               $2,932
     $3,035               $7,376               $3,103               $2,276               $6,557
       3.35%                2.35%                2.47%                2.45%                2.23%
       3.33%                2.32%                2.47%                2.45%                2.17%
       2.33%                1.32%                1.47%                1.45%                1.17%
      (1.90)%              (1.42)%              (1.09)%               (.12)%               (.61)%

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 6.85
                                                                      -------
Income from investment operations
Net investment income (loss)                                             (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          .76
                                                                      -------
      Total from investment operations                                    .73
                                                                      -------
Less distributions
Distributions from net investment income                                   --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 7.58
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         10.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $1,360
Average net assets (000)                                               $1,184
Ratios to average net assets:
   Total expenses                                                        2.65%(c)
   Operating expenses                                                    2.65%(c)
   Net investment income (loss)                                          (.68)%(c)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class Z(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
     $ 9.75              $  14.12             $   9.17             $  12.28             $  15.89
    -------              --------             --------             --------             --------
       (.07)                 (.06)                  --                  .08                  .06
      (2.83)                (4.08)                5.06                (1.89)               (3.32)
    -------              --------             --------             --------             --------
      (2.90)                (4.14)                5.06                (1.81)               (3.26)
    -------              --------             --------             --------             --------
         --                  (.18)                (.11)                  --                   --
         --                  (.05)                  --                 (.44)                  --
         --                    --                   --                 (.86)                (.35)
    -------              --------             --------             --------             --------
         --                  (.23)                (.11)               (1.30)                (.35)
    -------              --------             --------             --------             --------
     $ 6.85              $   9.75             $  14.12             $   9.17             $  12.28
    -------              --------             --------             --------             --------
    -------              --------             --------             --------             --------
     (29.89)%              (29.75)%              56.05%              (15.36)%             (21.02)%
     $1,147              $  3,767             $ 43,311             $ 12,429             $ 19,520
     $2,107              $ 33,479             $ 22,811             $ 15,099             $ 31,945
       2.35%                 1.35%                1.47%                1.45%                1.23%
       2.33%                 1.32%                1.47%                1.45%                1.17%
       (.86)%                (.40)%               (.03)%                .82%                 .39%

    See Notes to Financial Statements                                     33

Prudential Pacific Growth Fund, Inc.

PRUDENTIAL MUTUAL FUNDS

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
         www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
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Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
---------------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Pacific Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

   www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
JF International Management Inc.
47th Floor, Jardine House
1 Connaught Place, Central
Hong Kong

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols  Nasdaq   CUSIP
  Class A     PRPAX  743941106
  Class B     PRPBX  743941205
  Class C     PRPCX  743941304
  Class Z     PPGZX  743941403

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

(LOGO)


Fund Symbols  Nasdaq   CUSIP
  Class A     PRPAX  743941106
  Class B     PRPBX  743941205
  Class C     PRPCX  743941304
  Class Z     PPGZX  743941403

MF157E2  IFS-A071710

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.